LENDERS' MORTGAGE INSURANCE PROVISIONS

between

Perpetual Trustees Consolidated Limited in
its capacity as trustee of the Crusade
Global Trust No. 2 of 2006

and

PMI Mortgage Insurance Ltd

ABN 70 000 511 071

and

St.George Bank Limited

ABN 92 055 513 070

MASTER AGREEMENT NUMBER: G02740906

DATE OF ISSUE: 18 September 2006

PMI LENDERS' MORTGAGE INSURANCE

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                  PMI LENDERS' MORTGAGE INSURANCE PROVISIONS

SOME WORDS USED IN THE AGREEMENT HAVE SPECIFIED MEANINGS WHICH ARE LISTED IN
CLAUSE 21

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1.    THE INSURANCE AGREEMENT IS BETWEEN YOU AND US

The Lenders' Mortgage Insurance Agreement ("the Agreement") is a contract of insurance between You and Us. It relates to the mortgages described in Exhibit A to this Agreement.

We agree to insure You against Loss on each Insured Mortgage on the terms set out in the Agreement upon payment of the once-only fee.

The Agreement consists of:

   o  this document and any exhibits, schedules and attachments to it; and

   o  the details in the Schedule relating to the Lenders' Mortgage
      Insurance Advice.

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1A    DISCLOSURES, REPRESENTATIONS, ACTS AND OMISSIONS

For the purposes of the Agreement any disclosure, non-disclosure or representation, the doing of any act or thing, the omission to do any act or thing and the receipt of any moneys by any Loan Originator, Mortgage Manager, the Insured Lender or the Trustee shall be deemed to be the disclosure, non-disclosure or representation, the doing of the act or thing, the omission to do the act or thing and the receipt of the moneys by the Insured Lender or the
Trustee.

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2.    WE RELY ON STATEMENTS FROM YOU

The Insured Lender warrants that:

   o  the particulars and statements in the Application are true and correct;

   o  the Insured Mortgages meet the Eligibility Criteria; and

   o  the Loan Amount is originated according to and in compliance with the
      Insured Lender's loan policy at the time of origination.

You acknowledge that We rely on the particulars and statements in the
Application in deciding whether to provide You insurance.

For the purpose of the Agreement any Loan Originator involved in the establishment of the Insured Mortgage is agreed to be Your agent and the

Insured Lender will be responsible for any non-disclosure or misrepresentation arising from information provided by or through such person.

      DUTY  OF DISCLOSURE

Before You enter into a contract of insurance with Us, You have a duty, under the Insurance Contracts Act 1984, to disclose to Us every matter that You know, or could reasonably be expected to know, is relevant to Our decision whether to accept the risk of the insurance and, if so, on what terms.

You have the same duty to disclose those matters to Us before You renew, extend, vary or reinstate a contract of insurance.

Your duty however does not require disclosure of a matter:

   o  that diminishes the risk to be undertaken by Us; or

   o  that is of common knowledge; or

   o  that We know or, in the ordinary course of Our business, ought to know; or

   o  as to which compliance with Your duty is waived by Us.

      NON-DISCLOSURE

If You fail to comply with Your duty of disclosure, We may be entitled to reduce Our liability under the Agreement in respect of a claim or may cancel the Agreement.

If Your non-disclosure is fraudulent, We may also have the option of avoiding the contract from its beginning.

When You have made a statement which was in fact untrue but was made on the basis of a reasonable belief that You held based on information provided by the Borrower, the statement will not be taken to be a misrepresentation.

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3.    IF REQUIREMENTS ARE NOT MET

If any of the requirements or obligations of the Insured Lender or the Trustee or both under the Agreement are not met, then to the extent not prohibited by the Insurance Contracts Act 1984:

   o  We may refuse to pay a claim; or

   o  We may reduce the amount of the claim by the amount which in Our opinion reasonably represents the extent to which Our interests have been prejudiced by Your failure to meet any such requirement; or

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   o  We may cancel the Agreement.

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3A    OBLIGATIONS

An obligation or requirement imposed on the Trustee under the Agreement will be taken by Us to be performed or discharged by the Trustee to the extent that it is performed or discharged by either or both of the Insured Lender or the
Mortgage Manager.

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4.    CONSUMER CREDIT CODE

The Consumer Credit Code may apply to the Insured Mortgage.

You are insured for Loss resulting from:

   o  a Credit Tribunal or Court ordering postponement of enforcement proceedings under Section 88 of the Consumer Credit Code; or

   o  a change to the Insured Mortgage or Loan Account or both in a manner set out in Section 66 of the Consumer Credit Code:

      o  agreed to by You with Our prior written consent; or

      o  ordered by a Credit Tribunal or Court under Section 68 of the Consumer
         Credit Code.

You are not insured for Loss resulting from a Credit Tribunal or Court:

   o  reopening an unjust Insured Mortgage, Collateral Security or Loan Account under Section 70 of the Consumer Credit Code.

   o  annulling or reducing any unconscionable interest rate change, fee or charge under Section 72 of the Consumer Credit Code.

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5.    WHAT TYPES OF INSURANCE DO WE PROVIDE?

The Advice states the insurance You have.

      100%  INSURANCE

You have 100% insurance. In the event of a claim You are reimbursed for Your
Loss calculated in accordance with the Agreement.

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6.    ENTERING INTO THE AGREEMENT AND THE ONCE-ONLY FEE

You pay a once-only fee. This fee is calculated on the Loan Amount. You will also have to pay any applicable stamp duty, GST, any additional government duties, levies or charges, where applicable.

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You must on or prior to the Closing Date pay to Us the once-only fee, GST and any additional government duties, levies or charges, where applicable (in such amount as agreed between Us and St.George Bank Limited prior to the Closing
Date). Until the once-only fee, GST and any additional government duties, levies or charges, where applicable, is received by Us the Agreement does not come into force. If the once-only fee is not received by Us on or before the
Closing Date the Agreement does not come into force at all.

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7.    MANAGEMENT OF INSURED MORTGAGE AND LOAN ACCOUNT

Each Insured Mortgage and each Loan Account must be administered and managed by You or a Mortgage Manager.

Any Mortgage Manager is agreed to be Your agent.

Any Mortgage Manager must be approved by Us in writing.

We may require You to appoint or replace a Mortgage Manager to administer and manage the Insured Mortgage and the Loan Account in the following situations:

   o  insolvency, liquidation, receivership or statutory management of You or any existing Mortgage Manager; or

   o  if, after consultation with You, We are of the reasonable opinion that the administration or management of the Insured Mortgage is not being conducted satisfactorily.

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8.    ASSIGNMENT OF THIS AGREEMENT

You may assign Your rights under the Agreement to someone else only if:

   o  You have Our prior written consent; or

   o  It is pursuant to a substitution of the Trustee under the transaction documents for the Series Trust; or

   o  We have notified You in writing that You may do so without Our consent.

Within 30 days of any assignment You must notify Us in writing and pay to Us any applicable fee.

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9.    WHAT IF THE BORROWER REQUIRES MORE MONEY?

Before the advance of funds secured by the Insured Mortgage additional to the
Loan Amount ("a further advance") Our prior written consent is required.

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An additional fee, Including GST where applicable, is payable before a further advance is insured. The Insured Lender will also have to pay any additional government duties, levies or charges where applicable.

However, You need not seek Our prior consent to a further advance if:

   o  LOAN REDRAW

      o  the Borrower's payments are equal to or in advance of the Scheduled
         Instalments; and

      o  the Borrower only redraws up to the amount by which the Scheduled
         Instalments have been exceeded.

In this case such a further advance is insured and no additional fee is payable.

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10.   CONSTRUCTION AND IMPROVEMENT LOANS

If the purpose of the Insured Mortgage or any part of the Insured Mortgage is for Improvements to the Mortgaged Property, then We are not obliged to pay a claim unless:

   o  BEFORE THE INITIAL LOAN ADVANCE

      o  the Borrower has entered a fixed price contract accepted by the Insured
         Lender; and

      o  all necessary consents and approvals from relevant statutory and other authorities are held and are current; and

   o  DURING CONSTRUCTION

      o  if the Loan Amount is advanced progressively, the progress advances do not exceed increases in the value of the Mortgaged Property confirmed by inspection certificates from a Valuer instructed by the Insured
         Lender; and

      o  the Improvements are completed within twelve months of the Initial Loan
         Advance; and

      o  an amount of the principal is retained by the Insured Lender to ensure that the Improvements can be completed in accordance with the plans and specifications incorporated within the fixed price building contract accepted by the Insured Lender; and

   o  BEFORE THE FINAL LOAN ADVANCE

      o  A final inspection certificate from a Valuer is provided confirming that the completion of Improvements is in accordance with the plans and specifications; and

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      o  a certificate is issued by each relevant authority certifying that the
         Improvements comply with approvals issued by the authority before the
         Final Loan Advance is made.

      COST OVERRUNS

Cost Overruns must be paid immediately they are identified and prior to any further progress payments being paid.

Cost Overruns (including, without limitation any Cost Overruns attributable wholly or partly to the introduction of GST and any GST component of the Cost
Overruns) are not insured.

We may decline to meet a claim under the Agreement until the Improvements for which the Insured Mortgage was made have been completed.

If the Insured Lender does not retain sufficient funds to complete the
Improvements, We will deduct from any claim under the Agreement an amount equal to the additional amount required to complete the Improvements as assessed by a Valuer instructed by Us.

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11.   SECURING AND PROTECTING THE LOAN

The Insured Mortgage must be an enforceable registered mortgage over real estate property in Australia. You are not insured if the mortgage is not enforceable.

You must follow the procedures of a prudent lender in preparing, administering and managing the Insured Mortgage, any Collateral Security and the Loan
Account.

The Insured Mortgage must be either:

   o  a first mortgage; or

   o  a second or lower ranking mortgage.

      Where the Insured Mortgage is a second or a lower ranking mortgage the following conditions must be met:

      o  St. George Bank Limited must be the first mortgagee of all prior ranking mortgages; and

      o  all prior ranking mortgages must be equitably assigned to the Trustee on the Closing Date (or such other date as St.George Bank Limited and
         We agree).

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Where the Agreement insures more than one mortgage, the mortgages must be cross collateralised.

      VALUATIONS

A Valuation which forms part of the Application to Us must:

   o  be at Your instruction; and

   o  expressly acknowledge that We may rely on it; and

   o  be in a form acceptable to Us.

      VARIATIONS

Variations to the Insured Mortgage or Loan Account or both can only be made with Our prior written consent.

Some examples are:

   o  capitalisation or deferment of instalments

   o  partial discharge, release or substitution of security

   o  change of the Borrower or any Guarantor

   o  conversion of principal and interest loans to or from interest only loans

   o  variation to the Expiry Date of the loan.

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12.   PROTECTING YOUR RIGHTS

During the whole term of the Agreement You must protect Your rights under Your
Security Interest and in particular:

   o  Your right to take action to recover the Loan Account must continue to exist; and

   o  Your right to take action to recover the Loan Account must not be deferred except with Our written consent; and

   o  there must be no Security Interest over the Mortgaged Property which takes priority over the Insured Mortgage or those We consent to in writing and other than a first mortgage where the conditions in clause 11 have been met and any Permitted Prior Security Interests in relation to the Insured
      Mortgage; and

   o  all the terms of the Insured Mortgage and every Collateral Security must continue to be enforceable;

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   o  You must give Us when requested notice in writing of the discharge in whole of the Insured Mortgage and any Collateral Security within thirty
      (30) days of such discharge occurring.

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13.   PROTECTING THE MORTGAGED PROPERTY

You and the Insured Lender must do everything reasonable to ensure that the
Insured Lender's interest in the Mortgaged Property is protected.

If You or any of Your officers responsible for the administration of the Loan
Account becomes actually aware:

(A)   that the Mortgaged Property is defective, damaged, has been vacated or is contaminated, You or the Insured Lender must tell us immediately; and

(B)   that the condition of the Mortgaged Property has deteriorated in a material respect, You or the Insured Lender must do everything reasonable and which You or the Insured Lender is permitted to do under the Loan or the Mortgage to restore the Mortgaged Property (without any obligation on
      You to expend any money on such restoration).

      PROPERTY INSURANCE

It must be a term of the relevant Loan or Mortgage that the Borrower is required to ensure that during the whole term of the Agreement that the
Mortgaged Property is insured for its full insurable value against the standard perils normally covered in a general insurance policy on a replacement and reinstatement basis. Your interest as mortgagee must be noted.

      PROPERTY DAMAGE

If the Mortgaged Property suffers any damage or destruction (except reasonable wear and tear), You must ensure that all proceeds of any insurance which You receive and which is available to restore that damage or destruction (in whole or in part) is so applied. This does not limit Your ability to expend any other money towards restoration as You see fit.

We will meet a claim under the Agreement only when the Mortgaged Property has been restored.

The costs of restoration are not insured under this Agreement.

However if the purpose of the Insured Mortgage or any part of the Insured
Mortgage is for Improvements to the Mortgaged Property We will meet a

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claim under the Agreement only when the Improvements have been completed.

      CONTAMINATION

If there is Contamination of the Mortgaged Property We will meet a claim under the Agreement only when the Contaminant has been removed and the Mortgaged
Property is cleaned up and restored as nearly as possible to its condition at the date of commencement of the insurance.

The costs of removal, clean up and restoration arising from Contamination are not insured under the Agreement.

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14.   ACTION FOLLOWING DEFAULT BY THE BORROWER

In the event of default by the Borrower You, or the Mortgage Manager on Your behalf, must follow the procedures of a prudent lender in administering and managing the Insured Mortgage, any Collateral Security and the Loan Account.

      FIRST REPORTING TO US

Any of the following events must be reported to Us in writing within 14 days:

      o  the total amount due and unpaid under the Insured Mortgage or Loan
         Account or both is equal to or exceeds the total of ninety (90) days arrears, being four (4) scheduled monthly instalments; or

   o  the Loan Amount is not repaid at the expiry of the Loan Term; or

   o  You take possession of the Mortgaged Property; or

   o  You become aware:

      o  there has been a default under a mortgage over the Mortgaged Property other than the Insured Mortgage; or

      o  another mortgagee intends to sell or has sold the Mortgaged Property;
         or

      o  an Application for winding up or  administration or a petition for bankruptcy has been or is to be lodged in relation to the Borrower or any Guarantor; or

      o  any meeting of the members or shareholders of the Borrower or any
         Guarantor is convened for the purpose of considering any resolution to wind up that Borrower or Guarantor or to put it under administration;
         or

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      o  the Borrower or any Guarantor has assigned its estate for the benefit of creditors generally; or

      o  a receiver or manager has been appointed to the Borrower or any
         Guarantor; or

      o  the Borrower intends to sell the Mortgaged Property in circumstances where a claim under the Agreement is likely to result; or

      o  there has been or will be any other default under the terms of the
         Insured Mortgage or Loan Account; or

      o  of any material event or circumstance relating to the Mortgaged
         Property or any Collateral Security or both arising after the date of commencement of the Agreement.

      FURTHER REPORTS

At monthly or longer intervals nominated by Us, the Insured Lender or Mortgage
Manager must provide Us with updated written reports and any documents about or affecting any reported default or event.

      CONSULTATION WITH US

You must continue to consult with Us following a default by the Borrower or any Guarantor.

If the Mortgaged Property is placed for sale You must:

   o  provide Us with a Valuation which will be no more than 60 days old at the proposed date of sale; and

   o  give Us 14 days notice of an intended sale; and

   o  inform Us of any reasonable offers; and

   o  seek Our consent prior to accepting a sale price which will result in a claim.

      RENTS OR OTHER AMOUNTS RECEIVED

Any rents or profits or other amounts You receive relating to the Mortgaged
Property or any Collateral Security are to be credited to the Loan Account.

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15.   HOW AND WHEN TO CLAIM FOR LOSS

A claim for Loss may be submitted:

   o  when the sale of the Mortgaged Property has been sold and settled; or

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   o  when We ask before the Mortgaged Property is sold; or

   o  when the mortgagee under a prior mortgage has completed the sale of the
      Mortgaged Property.

The claim should be lodged within 30 days from the earlier of:-

   o  the Settlement Date; or

   o  a request from Us.

In support of the claim We must be provided with all documents and information
We reasonably require.

Any payment of a claim which We pay in full to You is a full and final discharge of Our liability under the Agreement. Payment of a claim to the
Insured Lender shall be a full and final discharge of any liability to pay a claim to the Trustee and payment of a claim to the Trustee shall be a full and final discharge of any liability to pay a claim to the Insured Lender.

At Our discretion We may pay a claim before the Mortgaged Property has been sold.

Within fourteen (14) days of receipt by Us of the complete claim documentation
Including all documentation and information reasonably required by Us We will assess the claim and pay the amount recoverable under this Agreement.

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16.   HOW IS YOUR CLAIM FOR LOSS CALCULATED?

The Loss is the amount owing less the amount recovered as defined below:

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AMOUNT OWING IS THE TOTAL OF:

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   o  BALANCE OF THE LOAN ACCOUNT AT THE SETTLEMENT DATE; AND

   o  INTEREST ON THE BALANCE OF THE LOAN ACCOUNT FROM THE SETTLEMENT DATE TO
      THE DATE OF CLAIM TO A MAXIMUM OF 30 DAYS; AND

   o  COSTS INCURRED ON SALE OF THE MORTGAGED PROPERTY WHICH INCLUDE:

      o  costs properly incurred for insurance premiums, rates, land tax
         (calculated on a single holding basis) and other statutory charges on the Mortgaged Property; and

      o  reasonable and necessary legal fees and disbursements incurred in enforcing or protecting Your rights under the Insured Mortgage; and

      o  reasonable agent's commission, advertising costs, Valuation costs and other costs relating to the sale of the Mortgaged Property; and

      o  reasonable and necessary costs incurred in maintaining (but not restoring) the Mortgaged Property, however total costs in excess of
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         $1,500 can be included only with Our prior written consent to incur them; and

      o  any GST incurred on the sale or transfer of the Mortgaged Property to a third party in or towards the satisfaction of any debt that the
         Borrower owed under the Loan Account, and any GST is properly incurred in respect of any of the costs, fees, disbursements or commissions specifically identified under this section headed "Costs incurred on the sale of the Mortgaged Property which include."

      o  any amounts applied with Our prior written consent to discharge a
         Security Interest having priority over the Insured Mortgage.
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AMOUNT OWING DOES NOT INCLUDE:
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   o  Interest charged in advance; and

   o  Default rate interest; and

   o  Early Repayment Fees; and

   o  Break Funding Costs; and

   o  Higher rate interest payable because of failure to make prompt payment;and

   o  Fines, fees or charges debited to the Loan Account; and

   o  Costs of restoration following damage to or destruction of the Mortgaged
      Property; and

   o  Costs of removal, clean up and restoration arising from Contamination of the Mortgaged Property; and

   o  Additional funds advanced to the Borrower without Our written consent other than any loan redraws in accordance with clause 9; and

   o  Amounts paid in addition to the Loan Amount to complete Improvements; and

   o  Cost Overruns; and

   o  Any civil or criminal penalties imposed under legislation Including the
      Consumer Credit Code.

   o
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AMOUNT RECOVERED IS THE TOTAL OF:
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   o  THE GROSS PROCEEDS OF SALE OF THE MORTGAGED PROPERTY; AND

   o  THE FOLLOWING IF NOT ALREADY APPLIED TO THE CREDIT OF THE LOAN ACCOUNT:

      o  compensation received for any part of the Mortgaged Property or any
         Collateral Security that has been resumed or compulsorily acquired; and

      o  all rents collected and other profits received relating to the
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         Mortgaged Property or any Collateral Security; and

      o  any sums received under any insurance policy relating to the Mortgaged
         Property not applied to restoration of the Mortgaged Property following damage or destruction but only to the extent you are entitled to apply those sums to the credit of the Loan Account; and

      o  all amounts recovered from the exercise of Your rights relating to any
         Collateral Security; and

      o  any other amount received relating to the Insured Mortgage or any
         Collateral Security Including any amounts received from the Borrower, any Guarantor, or prior mortgagee.

      o  any amount incurred by You in respect of GST relating to the Mortgaged
         Property or any Collateral Security to the extent for which You are entitled to claim an Input Tax Credit.
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      REDUCTIONS

Where You have made a claim and Your Loss has been increased due to Your consent, without Our written approval, to:

   o  the creation of any lease, licence, easement, restriction or other notification affecting the Mortgaged Property; or

   o  an increase in or acceleration of the payment obligation of the Borrower under any Security Interest having priority over the Insured Mortgage;
      then

We may reduce the amount payable to You by that increased Loss.

Where We pay any claim the amount of that payment will be less the amount of any GST Input Tax Credit or reduced Input Tax Credit (together "Input Tax
Credits") that are or may be made available to You by reason of any taxable supply made in connection with the exercise of Your rights under or in connection with the Mortgaged Property and in respect of which the payment is made. If the payment is not made in respect of any particular taxable supply, then the payment shall be reduced by such amount as in Our opinion reflects the Input Tax Credits that would have been available if the payment had been applied in connection with the exercise of Your rights under or in connection with the Mortgaged Property or for the provision of any services in connection with the exercise of such rights

Where Your Loss has been increased due to the making of any false or misleading statement, assurance or representation to the Borrower or any
Guarantor We may reduce the amount paid in the event of a claim by that increase in the Loss.

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17.   YOU GIVE US YOUR RIGHTS AFTER WE PAY A CLAIM

After We pay a claim We may require You to:

   o  assign the Insured Mortgage and any Collateral Security to Us; or

   o  appoint Us Your attorney to exercise any of Your rights under the Insured
      Mortgage and any Collateral Security.

You must comply with Our reasonable requests for assistance to recover from the Borrower or any Guarantor the amount We pay to You in the event of a claim.

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18.   AFTER A CLAIM IS MADE

      REFUNDS OF AMOUNTS RECOVERED BY YOU

Any amount You recover relating to the Insured Mortgage or any Collateral
Security after You have made a claim must be paid to Us.

      SHARING OF RECOVERIES

However, if You sustain a Loss on the Loan Account after the sale of the
Mortgaged Property and payment of a claim by Us, any recoveries under the
Insured Mortgage or any Collateral Security, will be shared between You and Us on a pro-rata basis.

The calculation of the pro-rata sharing shall exclude any amounts relating to debts owed by the Borrower independent of the Loan Account such as personal loans or credit card debts.

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19.   TERMINATION OF THE AGREEMENT

The Agreement terminates:

   o  when the Loan Account is repaid in full; or

   o  on the Expiry Date of the insurance, however if before fourteen (14)
      days after the Expiry Date of the insurance You have given Us notice of default the Agreement will continue solely for the purpose of a claim; or

   o  in respect of a Loan, when We pay a claim in respect to that Loan; or

   o  upon cancellation of the Agreement in accordance with the Insurance
      Contracts Act 1984.

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ASSISTANCE AND INSPECTION

   o  You will co-operate with all reasonable requests by Us and Our representatives and all requests by the Australian Prudential Regulation
      Authority for information, documents and assistance relating to
      Applications or Insured Mortgages.

   o  You will, at Your own expense and within 15 business days of a written notice by Us, make available to Us and Our representatives, access to and copies of all Applications and supporting documentation requested by Us.

   o  We may require You to furnish to Us information, Applications and supporting documentation, which We may use for any purpose permitted by law including for the purpose of reviewing compliance with the Eligibility
      Criteria.

   o  We will exercise Our rights of inspection reasonably.

   o  In the event of any inconsistency in the information, Applications and supporting documentation that You provide to Us, You will assist Us to identify the reasons for, and resolve, the inconsistency.

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REPORTING

   o  Within 15 business days of the end of each calendar month, You will provide to Us in writing the following information identifying, in relation to the preceding month Loans that have been fully repaid.

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20.   NOTICES, REPORTS AND APPLICATIONS

Notices, reports and Applications to Us are to be provided to:

PMI Mortgage Insurance Ltd.

Level 21 50 Bridge Street

SYDNEY NSW 2000

Facsimile No: 02 9251 5550

or to any other address We specify in writing.

Notices to You are to be provided to Your address stated in the Advice or any other address You may specify in writing.

Where agreed between You and Us notices, reports and Applications may be provided by mutually acceptable methods of electronic communication.

                                                                   Page 18 of 33

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21.   MEANING OF WORDS

ADVICE AND LENDERS' MORTGAGE INSURANCE ADVICE

means the details and any special conditions specified in the Schedule in relation to a mortgage insured under the Agreement.

APPLICATION

means information supplied to Us. This information will generally comprise documentation Including the Lenders' Mortgage Insurance Application,
Borrower's loan Application, Your loan assessment and supporting documentation and a Valuation of the Mortgage property and any documents setting out
St.George Bank Limited's Residential Policy and Procedure in relation to the
Insured Mortgages.

BORROWER

means the borrower specified in the Loan.

BREAK FUNDING COSTS

means costs or Losses incurred by You as a result of the Insured Mortgage being discharged or the Loan Account being repaid or both, prior to the expiry of the Loan Term provided You are entitled to recover such costs or Losses from the Borrower.

CLOSING DATE

means the date specified as such in the Schedule.

COLLATERAL SECURITY

means any Security Interest, other than the Insured Mortgage, You obtain as security for, or guaranteeing, the payment of the Loan Account.

CONSUMER CREDIT CODE

means the Consumer Credit Code set out in the Appendix to the Consumer Credit
(Queensland) Act 1994 as in force and applicable for the time being in each
State and Territory of Australia and in Western Australia the Consumer Credit
(Western Australia) Code and in Tasmania, the Consumer Credit (Tasmania) Code.

                                                                   Page 19 of 33

CONTAMINANT

means any substance the presence of which on a property renders the property in whole or in part harmful or unusable or both, Including radioactive material, asbestos, biological agents, heavy metals and toxins.

CONTAMINATION

means the presence in, on or under a property of any Contaminant at a concentration above that naturally present in, on or under the property.

COST OVERRUNS

may occur if the purpose of the Insured Mortgage or any part of the Insured
Mortgage is for Improvements to the Mortgaged Property. Cost Overruns means the cost of Improvements (including Improvements the subject of variations to the fixed price building contract) in excess of the amounts approved in the original Loan Amount and identified in the fixed priced building contract.

CREDIT TRIBUNAL OR COURT

means a Credit Tribunal or Court having jurisdiction under the Consumer Credit
Code.

EARLY REPAYMENT FEES

means any fines, fees or charges You are entitled to recover from the Borrower as a result of the Insured Mortgage being discharged or the Loan Account being repaid or both prior to the expiry of the Loan Term.

ELIGIBILITY CRITERIA

means the eligibility criteria detailed in the Schedule.

EXPIRY DATE:

of the insurance means the expiry date of the Loan in respect of an Insured
Mortgage.

FINAL LOAN ADVANCE

means the last progress payment of the Loan Amount upon completion of any improvement to the Mortgaged Property.

                                                                   Page 20 of 33

GST

means the goods and services tax as imposed by the GST Act.

GST ACT

means A New Tax System (Goods and Services Tax) Act 1999, or, if that Act does not exist for any reason, means any Act imposing or relating to the imposition or administration of a goods and services tax in Australia and any regulation made under that Act.

GUARANTOR

means any person who has guaranteed performance of any of the Borrower's obligations under the Insured Mortgage or Loan or both or provided indemnity in respect of breach of those obligations.

IMPROVEMENTS

means any construction, additions, renovations and repairs on or to a Mortgaged
Property.

INCLUDING OR SUCH AS

when introducing an example does not limit the meaning of the words to which the example relates to that example or examples of a similar kind.

INITIAL LOAN ADVANCE

means the first advance of the Loan Amount or part of the Loan Amount and includes the only advance if the entire Loan Amount is advanced at one time.

INSURED LENDER

means the insured lender specified in the Schedule.

INSURED MORTGAGE

means each mortgage specified in Exhibit A to the Agreement.

INPUT TAX CREDIT

has the meaning given to that term by the GST Act.

                                                                   Page 21 of 33

LOAN

means each loan specified in the Schedule.

LOAN ACCOUNT

means the total of the Loan Amount and interest on the Loan Amount outstanding under the Insured Mortgage, or related Loan documents.

LOAN AMOUNT

means the loan amount stated in the Advice.

LOAN ORIGINATOR

means any person who, whether acting as the agent of the Insured Lender or of the Borrower or acting independently is involved in the marketing or establishment of the Insured Mortgage and may include an agent, a mortgage broker, a Mortgage Manager and a Trust Manager.

LOAN TERM

means the loan term stated in the Loan.

LOSS

means loss calculated in accordance with the Agreement.

LOW DOC LOAN

                                                                   Page 22 of 33

means a Loan, originated as a "Low Doc (Stated Income) Home Loan", in respect of which:

   (a)   the relevant Borrower, at the time of settlement of the Loan, has been self employed or a full time investor for not less than 2 years; or

   (b)   the relevant Borrower is a salaried borrower who provides St. George with an employment confirmation, and information contained in the relevant application verifies that the Borrower has been employed for
         30 months over the three years preceding settlement.

and in each case the income verification requirements are less extensive than for other Loans.

MORTGAGE MANAGER

means a person appointed to administer and manage the Insured Mortgage and
Loan Account on Your behalf.

MORTGAGED PROPERTY

means the mortgaged property stated in the Loan.

PERMITTED PRIOR SECURITY INTERESTS

in relation to an Insured Mortgage means any statutory charges, prior charges of a body corporate, service company or equivalent, whether registered or otherwise, which do not prevent the Insured Mortgage from being a first ranking mortgage or a second ranking mortgage (as the case may be) in accordance with St.George Bank Limited's lending criteria.

SCHEDULE

means the Schedule of Variables attached (including an annexure setting out the Eligibility Criteria) to the Agreement.

SCHEDULED INSTALMENTS

means the total amount due from time to time under the Insured Mortgage or
Loan Account or both whether paid or unpaid.

                                                                   Page 23 of 33

SCHEDULED MONTHLY INSTALMENT

means the total amount payable each month (from time to time) by the Borrower to You excluding any interest charged in advance, higher rate interest payable for late payment and default rate interest.

SERIES TRUST

means the Crusade Global Trust No. 2 of 2006 constituted under the terms of a
Master Trust Deed dated 14 March 1998.

SERVICER

means St.George Bank Limited, ABN 92 055 513 070 or, if St.George Bank Limited
retires or is removed as master Servicer of the Series Trust, any substitute master servicer.

SETTLEMENT DATE

means the date on which the sale of the Mortgaged Property is completed.

SECURITY INTEREST

means any mortgage, charge, lien, pledge, trust, power or other rights given as or in effect as security for the payment of money or performance of obligations. Security Interest also includes a guarantee and an indemnity.

ST.GEORGE BANK LIMITED

means St.George Bank Limited and its successors and permitted assigns.

TRUST MANAGER

means a person appointed to manage a trust pursuant to which You are the mortgagee of the Insured Mortgage, including Crusade Management Limited, ABN
90 072 715 916.

TRUSTEE

means Perpetual Trustees Consolidated Limited in its capacity as trustee of the Crusade Global Trust No. 2 of 2006 or, if Perpetual Trustees Consolidated
Limited retires or is removed as Trustee of the Series Trust, then any substitute Trustee and includes the Trust Manager when acting as Trustee of the Series Trust.

                                                                   Page 24 of 33

VALUER

means a person who is a member of the Australian Institute of Valuers and Land
Economists in the real property Valuation category.

VALUATION

means a written report as to value from a person who is at the time of provision of the report a Valuer.

YOU AND YOUR

means:

   o  in relation to any Insured Mortgage that has been legally or equitably assigned to the Trustee (and has not been reassigned to St.George Bank
      Limited), the Trustee; and

   o  in relation to any other Insured Mortgage, St.George Bank Limited.

You includes any Mortgage Manager, Loan Originator and any Trust Manager, from time to time except where inconsistent with the context.

WE, US AND OUR

means PMI Mortgage Insurance Ltd., ABN 70 000 511 071, and its successors and assigns.

The singular includes the plural and vice versa.

A reference to anything includes the whole and each part of it.

Unless defined to the contrary in the Agreement, terms in the Agreement which are defined in the Series Trust (Including terms defined by incorporation by reference to other documents) have the same meaning in the Agreement.

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22.   ASSIGNMENTS RELATED TO SECURITISATION

Despite clause 8, any legal or equitable assignment of any Agreement:

   o  from St.George Bank Limited to the Trustee;

   o  from the Trustee to St.George Bank Limited or any trust of which St.George
      Bank Limited is a beneficiary,

in accordance with the Series Trust, does not require Our consent and no fee is payable in relation to any such assignment.

                                                                   Page 25 of 33

Any assignment pursuant to this clause 22 shall be without prejudice to any of
Our rights against either St.George Bank Limited or the Trustee prior to, at the time of or after the assignment.

St.George Bank Limited must:

   o  from time to time, within seven (7) business days of receipt of Our written request, provide details to Us in writing of any such assignments;
      and

   o  promptly provide to Us a written report at the end of each period of six
      (6) months commencing from the Closing Date of the details of any such assignment/s occurring in the previous six (6) month period during the term of the Agreement.

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23.   SERVICER AS MORTGAGE MANAGER

The Servicer will be the Mortgage Manager in respect of Loan Accounts held by the Trustee as trustee of the Series Trust and until the Insured Mortgages are legally assigned to the Trustee, the Mortgage Manager is responsible for day to day management of the Loan Accounts.

We acknowledge and consent to St.George Bank Limited acting as Mortgage
Manager.

Notwithstanding clause 7, We cannot require the Trustee to replace the
Servicer as Mortgage Manager or to appoint a new Mortgage Manager except to the extent that, following a Servicer default in relation to the Series Trust, the Trustee is entitled to appoint a new Servicer in relation to the Series
Trust and the Mortgage Manager proposed by Us is able to be appointed as
Servicer in relation to the Series Trust and provided that appointment would not lead to the withdrawal or downgrade of, or conditions being imposed in respect of, the rating of any debt instruments issued by the Trustee provided that:

   o  the Trustee must give Us written notice of any circumstances or events occurring which entitle the Trustee to issue the Servicer a notice terminating the rights and obligations of the Servicer in the relation to the Series Trust (whether or not such a notice is actually issued) within
      7 days of the Trustee becoming actually aware (as determined in accordance with the Series Trust) of such circumstances or events; and

   o  the Trustee must give Us a copy of any such notice issued to the Servicer under the Series Trust within 7 days of such notice being issued to the
      Servicer.

                                                                   Page 26 of 33

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24.   PAYMENT OF ONCE-ONLY FEE

The once-only fee referred in clause 6 must be paid by St.George Bank Limited.
Any additional fee payable under clause 9 must be paid by St.George Bank
Limited. This clause applies regardless of any assignment by St.George Bank
Limited to the Trustee of the Agreement.

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25.   TRUSTEE PROVISIONS

(A)   The Trustee enters into the Agreement only its capacity as Trustee of the
      Series Trust and in no other capacity. A liability arising under or in connection with the Agreement is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of the property of the Series Trust (as the case may be) out of which the Trustee is actually indemnified for the liability. This limitation of the
      Trustee's liability or obligations under the Agreement applies despite any other clause of the Agreement other than clause 25(c) and extends to all liabilities and obligations in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the
      Agreement.

(B)   The parties other than the Trustee may not sue the Trustee in any capacity other than as Trustee of the Series Trust, Including seeking the appointment of a receiver (except in relation to the property of the
      Series Trust, as the case may be), a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangement of, or affecting the Trustee (except in relation to the property of the Series Trust, as the case may be).

(C)   This clause 25 shall not apply to any obligation or liability of the
      Trustee to the extent that the Trustee is not actually indemnified for the obligation or liability as a result of the Trustee's fraud, negligence or
      Default.

(D)   For the purposes of subclause 25(c), it is agreed that the Trustee cannot be regarded as being fraudulent, negligent or in Default to the extent to which any failure by the Trustee to satisfy its liabilities or obligations or breach of representation or warranty under the Agreement has been caused or contributed to by a failure of St.George Bank Limited, the
      Servicer, the Loan Originator, Mortgage Manager or the Trust Manager
      (being the Manager referred to in the Supplementary Terms Notice) or any other person (other than a person whose acts or omissions the Trustee is liable for in accordance with any transaction document in relation to the
      Series Trust) to fulfil its obligations in relation to the Series Trust, or any other act or omission of

                                                                   Page 27 of 33

      St.George Bank Limited, the Servicer, the Loan Originator, the Mortgage
      Manager or Trust Manager or any person.

(E)   The Trustee (in its capacity as trustee of the Series Trust) is not obliged to do or refrain from doing anything under the Agreement
      (Including incur any liability) unless the Trustee's liability is limited in the same manner as set out in this clause 25. For the avoidance of doubt, the Trustee in its capacity as Trustee of the Series Trust agrees and acknowledges that its liability for any commitment or obligation it has entered into under this Agreement is limited in a manner which is consistent with this clause 25.

(F)   For the avoidance of doubt, nothing in this clause affects Our rights under this Agreement, or under the Insurance Contracts Act 1984, to avoid or reduce a claim which may be made by or on behalf of, the Trustee under the Agreement (or to obtain a declaration or any order to that effect).

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26.   GOVERNING LAW

The Agreement is governed by and construed in accordance with the laws of New
South Wales.

      JURISDICTION

Each party irrevocably and unconditionally:

      (a)   (Submission to jurisdiction): submits to the non-exclusive jurisdiction of the courts of New South Wales;

      (b)   (Waiver of inconvenient forum): waives any objection it may now or in the future have to the bringing of proceedings in those courts and any claim that any proceedings have been brought in an inconvenient forum; and

      (c)   (Service of notice): agrees, without preventing any other mode of service permitted by law, that any document required to be served in any proceedings may be served in the manner in which notices and other written communications may be given under clause 20.

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27.       PRIVACY LEGISLATION COMPLIANCE

In respect of each Insured Mortgage the Insured Lender:

   o  warrants that it has complied with the Privacy Act;

                                                                   Page 28 of 33

   o  acknowledges that if it gives personal information about a Borrower or
      Guarantor to Us in circumstances where that Borrower or Guarantor has not given all necessary consents, We are at risk of contravening the Privacy
      Act;

   o  will, on request by Us, provide Us with such information as We reasonably require to verify compliance with Your obligations under the Privacy Act in relation to an Insured Mortgage;

   o  must disclose to Us as soon as practicable if it becomes aware of a breach of its obligations under the Privacy Act in respect of an Insured
      Mortgage; and

   o  agrees to indemnify Us and keep Us indemnified against any injury, cost, loss, damage, claim or liability which We may suffer, directly or indirectly, as a result of it failing to comply with this clause 27, including but not limited to any injury, loss, cost, damage, claim or liability arising out of an action brought by an individual against Us pursuant to, in connection with, or arising from the Privacy Act 1988.

In the clause "Privacy Act" means the Privacy Act 1988, as amended by the
Privacy Amendment (Private Sector) Act 2000 (including but not limited to a
National Privacy Principle set out in that Act).

The indemnity in this clause 27 is a continuing obligation, separate and independent from the other obligations of the parties, and survives termination, completion or expiration of this Agreement.

It is not necessary for a party to incur expense or to make any payment before enforcing the right of indemnity conferred by this Agreement.

SIGNED as an agreement this          day of September 2006

THE COMMON SEAL OF PMI MORTGAGE         )
INSURANCE LTD                           )
Was placed on this Deed in              )
accordance with the terms of its        )
Constitution in the presence of:        )

/s/ Ian Graham........................  .../s/ Katherine Jane Oloughlin.........
Director                                Director/Secretary

                                                                   Page 29 of 33

Signed for and on behalf of ST.GEORGE   )
BANK LIMITED ABN 92 055 513 070 by      )
its Attorneys under power of attorney   )
dated 22 December 2005                  )
                                        )

/s/ Andrew Jinks.....................
ATTORNEY
Print Name: Andrew Jinks
Position Held: Attorney

/s/ Matthew Leibowitz................
WITNESS
Print Name: Matthew Leibowitz

Signed Sealed and Delivered on behalf
of

PERPETUAL TRUSTEES CONSOLIDATED LIMITED
IN ITS CAPACITY AS TRUSTEE OF THE
CRUSADE GLOBAL TRUST NO. 2 OF 2006 by
its Attorney pursuant to Power of
Attorney dated 21 February 2006 of which
the Attorney has no notice of its
revocation in the presence of:

                                        /s/ Matthew Leibowitz .........
/s/ ANDREA RUVER.................       signature of witness
SIGNATURE OF ATTORNEY

                                        Matthew Leibowitz ......................
                                        Name of witness
ANDREA RUVER..................
PRINT NAME OF ATTORNEY

                                                                   Page 30 of 33

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                              SCHEDULE OF VARIABLES

                                       INSURED LENDER:

                                       St.George Bank Limited

                                       INSURED TRUSTEE:

                                       Perpetual Trustees Consolidated Limited
                                       in its capacity as trustee of the
                                       Crusade Global Trust No. 2 of 2006

                                       INSURED MORTGAGE

                                       These are specified in Exhibit A to the
                                       Agreement

                                       CLOSING DATE:

                                       21 September 2006

                                       ELIGIBILITY CRITERIA:

                                       As attached to this Schedule of Variables

                                       SERVICER:

                                       St.George Bank Limited

                                       SERIES TRUST:

                                       Crusade Global Trust No. 2 of 2006

                                                                   Page 31 of 33

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                       ATTACHMENT TO SCHEDULE OF VARIABLES

In this document, terms appearing in Title Case have the meaning given them by the Agreement between PMI Mortgage Insurance Ltd, St.George Bank Limited and
Perpetual Trustees Consolidated Limited to which this document is attached.

ELIGIBILITY CRITERIA

As of the Closing Date, each Loan must satisfy the following eligibility criteria:

            (i)     it is sourced from the Insured Lender's general portfolio of residential mortgage loans;

            (ii)    it is secured by a mortgage which constitutes a first
                    ranking mortgage over residential (owner-occupied or
                    investment) land situated in capital city metropolitan areas or regional centres in Australia which is or will be
                    registered under the legislation relating to registration of real property in that State or Territory, or where a
                    mortgage is not, or will not be when registered, a first
                    ranking mortgage, the Loan includes an offer by the Insured
                    Lender to the Borrower in relation to all prior ranking
                    registered mortgages;

            (iii)   it is secured by a mortgage over a Mortgaged Property which has erected on it a residential dwelling and which is
                    required under the terms of the mortgage to be covered by
                    general insurance by insurers approved by the Insured Lender and Us;

            (iv)    it has an LVR less than or equal to 80% for Low Doc Loans;
                    or less than or equal to 95% of all other loans;

            (vi)    the Borrower does not owe more than A$1,500,000;

            (vii)   the Borrower is required to repay such loan within 30 years of the Closing Date;

            (viii)  no payment from the Borrower is in arrears for more than 30 consecutive days;

            (ix)    the sale of an equitable interest in it, or the sale of an equitable interest in any related mortgage or guarantee,
                    does not contravene or conflict with any law;

                                                                   Page 32 of 33

            (x)     together with the related mortgage, it has been or will be stamped, or has been taken by the relevant stamp duty
                    authority to be stamped, with all applicable duty;

            (xi)    it amortises in full by the end of its term;

            (xii)   is fully drawn as at its origination;

            (xiii)  it complies in all material respects with applicable laws, including the Consumer Credit Code;

            (xiv)   it is subject to the terms and conditions of one of the
                    following of the Insured Lender's products:

                    a. the 'Fixed Rate Loan' product, which bears a fixed rate of interest for up to 5 years as of the time of fixing;

                    b. the 'Essential Home Loan' product;

                    c. the 'Great Australian Home Loan' Product;

                    d. the 'Standard Variable Rate Home Loan' product, including sub products of 'Loyalty Loans', which impose a reduced
                       rate of interest where the Borrower has made repayments
                       to the Insured Lender in respect of other home loans for
                       5 years or more;

                    e. the 'Discount Variable Rate Home Loan' and 'Introductory
                       Fixed Rate Home Loan' products, which are available only
                       to Borrowers who have not previously obtained a loan from
                       the Insured Lender.

                                                                   Page 33 of 33